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                                                                    EXHIBIT 32.2



                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Vice President, Corporate Controller and Chief Accounting Officer of BTU International, Inc. (the "Company"), does hereby certify that to his knowledge:

     3) the Company's Annual Report on Form 10-K for the period ended December 31, 2003 (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     4) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ Thomas P. Kealy
                                    ---------------------------------------
                                    Thomas P. Kealy
                                    Vice President, Corporate Controller
                                    And Chief Accounting Officer (principal
                                    Financial and accounting officer)




Dated: March 30, 2004